WILLIAM BLAIR FUNDS

WILLIAM BLAIR SMALL CAP VALUE FUND

SUPPLEMENT TO THE SUMMARY PROSPECTUS DATED MAY 1, 2020, AS SUPPLEMENTED

Effective March 1, 2021, the Board of Trustees of William Blair Funds has approved a reduction in the Management Fee for the Small Cap Value Fund (the “Fund”) from 0.95% of the Fund’s average daily net assets to 0.75% of the Fund’s average daily net assets. In addition, as of March 1, 2021, William Blair Investment Management, LLC has contractually agreed to limit the Fund’s operating expenses (subject to certain exceptions) to 1.15%, 0.89% and 0.85% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2022. This expense limitation agreement replaces the prior expense limitation agreement as of March 1, 2021. As of March 1, 2021, the information below replaces similar disclosure in the Summary Prospectus under “William Blair Small Cap Value Fund – Fees and Expenses – Annual Fund Operating Expenses” and “William Blair Small Cap Value Fund – Fees and Expenses – Example.”

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Class N	Class I	Class R6
Management Fee*	0.75%	0.75%	0.75%
Distribution (Rule 12b-1) Fee	0.25%	None	None
Other Expenses	0.46%	0.48%	0.30%

Total Annual Fund Operating Expenses	1.46%	1.23%	1.05%
Fee Waiver and/or Expense Reimbursement**	0.31%	0.34%	0.20%

Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement***	1.15%	0.89%	0.85%

*	The Management Fee has been restated to reflect a reduction to 0.75% of average daily net assets effective March 1, 2021.
**

The Adviser has entered into a contractual agreement with the Fund to waive fees and/or reimburse expenses in order to limit the Fund’s operating expenses (excluding interest expenses, taxes, brokerage commissions, acquired fund fees and expenses, dividend and interest expenses on short sales, other investment-related costs and extraordinary expenses, such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to 1.15%, 0.89% and 0.85% of average daily net assets for Class N, Class I and Class R6 shares, respectively, until April 30, 2022. The Adviser may not terminate this arrangement prior to April 30, 2022 without the approval of the Fund’s Board of Trustees.

***

The Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement does not equal the net expense ratio to average daily net assets in the Financial Highlights section of this prospectus as a result of a change in the management fee and contractual expense limits.

Example:    This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. The figures reflect the expense limitation for the first year. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N	$117	$431	$768	$1,720
Class I	91	357	643	1,459
Class R6	87	314	560	1,265

As of March 1, 2021, corresponding changes are made to the management fee and expense limitations tables under “Management of the Funds.”

Dated: March 2, 2021

WILLIAM BLAIR FUNDS

150 North Riverside Plaza

Chicago, Illinois 60606

Please retain this supplement with your Summary Prospectus for future reference.